Exhibit 1.1

WAYSTAR HOLDING CORP.

[ • ] Shares of Common Stock

Underwriting Agreement

[ • ], 2023

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Barclays Capital Inc.

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Waystar Holding Corp., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [ • ] shares (the “Underwritten Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and, at the option of the Underwriters, up to an additional [ • ] shares of Common Stock (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares.” The shares of Common Stock to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock.”

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1.             Registration Statement. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) under the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-1 (File No. 333-[ • ]), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [ • ], 2023 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [ • ] [A/P].M., New York City time, on [ • ], 2023.

2.             Purchase of the Shares.

(a)           On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Underwritten Shares to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $[ • ] (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto.

In addition, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein unless such date is the same as the Closing Date.

(b)           The Company understands that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c)           Payment for the Shares shall be made by wire transfer in immediately available funds to the account[s] specified by the Company to the Representatives, on behalf of the Underwriters, in the case of the Underwritten Shares, at the offices of Latham & Watkins LLP, 555 Eleventh Street NW, Suite 1000, Washington, D.C. 20004-1304, at 10:00 A.M. New York City time on [ • ], 2023, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(d)           The Company acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, none of the Representatives or any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the transactions contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and none of the Representatives or the other Underwriters shall have any responsibility or liability to the Company with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.             Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a)           Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the applicable requirements of the Securities Act.

(b)           Pricing Disclosure Package. The Pricing Disclosure Package, as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c)           Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or any document that complies with Rule 135 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus, if any, complies in all material respects with the applicable provisions of the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(d)           Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication undertaken in reliance on Section 5(d) of the Securities Act) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

(e)           Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication prepared or authorized by the Company does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the applicable provisions of the Securities Act and, when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Written Testing-the-Waters Communications in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Written Testing-the-Waters Communication, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(f)            Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and, as of the Closing Date or any Additional Closing Date, will comply, in all material respects with the Securities Act, and did not, as of the applicable effective date, and will not, as of the Closing Date or any Additional Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus (including the Prospectus as amended and supplemented, as applicable) complied and will comply in all material respects with the applicable provisions of the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(g)           Financial Statements. The consolidated financial statements (including the related notes thereto) of the Company and its subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; and all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(h)           No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus: (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock and options or other equity awards to purchase shares of Common Stock granted under, or contracts or commitments pursuant to, the Company’s stock option and other employee benefit plans or the issuance of Common Stock upon the exercise of options or warrants and except as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus) or any material change in long-term debt (other than as a result of amortization payments required by the credit agreements governing the Credit Facilities (as defined in the Registration Statement), the accretion or amortization of discounts and issuance costs related to such long-term debt or intercompany debt) of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or any material adverse change, or any development that would reasonably be expected to involve a prospective material adverse change, in or affecting the business, properties, management, consolidated financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except, in each case of clauses (i) through (iii), as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)            Organization and Good Standing. Each of the Company and each of its subsidiaries has been duly organized or incorporated and is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation, is duly qualified to do business and is in good standing in each other jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, consolidated financial position or consolidated results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The subsidiaries listed in Exhibit 21.1 of the Registration Statement include the only significant subsidiaries of the Company.

(j)            Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the section titled “Description of Capital Stock” in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus) and are owned directly or indirectly by the Company (other than director qualifying shares and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (other than liens securing the Credit Facilities, together with any other documents, agreements or instruments delivered in connection therewith, or other liens described in the Registration Statement, the Pricing Disclosure Package and the Prospectus).

(k)           Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”) outstanding as of the date hereof, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and, to the knowledge of the Company (other than with respect to due execution and delivery by the Company), the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans and all applicable laws and regulatory rules or requirements and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.

(l)            Due Authorization. The Company has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(m)          The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)           The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the section titled “Description of Capital Stock” of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights that have not been duly waived or satisfied.

(o)           Description of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p)           No Violation or Default. Neither the Company nor any of its subsidiaries is: (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company and its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)           No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company and its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r)            No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications (i) as have been obtained or made, (ii) as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters or (iii) as would not, individually or in the aggregate, reasonably be expected to materially adversely affect the consummation of the transactions contemplated by this Agreement.

(s)            Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, suits or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such Actions that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect have been threatened by any governmental or regulatory authority or by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(t)            Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u)           Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens (excluding any liens created pursuant to the credit agreements governing the Credit Facilities), encumbrances, claims, defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)           Intellectual Property. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (A) the Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and copyrightable works, know-how, trade secrets, systems, methods, processes, procedures and proprietary or confidential information (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (B) to the knowledge of the Company, the Company’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or conflict and, for the past three years has not, infringed, misappropriated or conflicted, in any material respect with the Intellectual Property rights of others, and, to the knowledge of the Company, the Company and its subsidiaries have not received any written notice of any claim of infringement of or conflict with any such rights of others; and (C) the Company and its subsidiaries take commercially reasonable measures to protect the confidentiality of their material trade secrets.

(w)           No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(x)            Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(y)           Taxes. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have paid all federal, state, local and foreign taxes (other than taxes that are being contested in good faith) and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(z)           Licenses and Permits. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) the Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and (B) none of the Company or any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(aa)         No Labor Disputes. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) no labor disturbance by, or dispute with, employees of the Company or any of its subsidiaries exists or, to the reasonable knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or any of its subsidiaries’ principal suppliers, contractors or customers and (B) none of the Company or any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party.

(bb)         Certain Environmental Matters. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) there are no claims against the Company or any of its subsidiaries alleging potential liability under or responsibility for violation of any Environmental Law (as defined below) related to their respective businesses, operations and properties, and their respective businesses, operations and properties are in compliance with applicable Environmental Laws; (B) none of the properties currently or formerly owned or operated by the Company or any of its subsidiaries is listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency or any analogous foreign, state or local list; (C) there are no and, to the knowledge of the Company, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials (as defined below) are being or have been treated, stored or disposed on any property currently owned or operated by the Company or any of its subsidiaries; (D) there is no asbestos or asbestos-containing material on or at any property currently owned or operated by the Company or any of its subsidiaries requiring investigation, remediation, mitigation, removal or assessment, or other response, remedial or corrective action, pursuant to Environmental Law; (E) there have been no Releases (as defined below) of Hazardous Material on, at, under or from any property currently or, to the knowledge of the Company, formerly owned or operated by the Company or any of its subsidiaries; (F) properties currently owned or operated by the Company or any of its subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (x) constitute a violation of, (y) require response or other corrective action under or (z) could be reasonably expected to give rise to liability under, Environmental Laws; (G) none of the Company or any of its subsidiaries is undertaking, and has not completed, either individually or together with other parties, any investigation, response or other corrective action relating to any actual or threatened Release of Hazardous Materials at any location, either voluntarily or pursuant to the order of any Governmental Authority (as defined below) or the requirements of any Environmental Law; and (H) all Hazardous Materials generated, used, treated, handled or stored at, or transported or arranged for transport to or from, any property or facility currently or, to the knowledge of the Company, formerly owned or operated by the Company or any of its subsidiaries have been disposed of in a manner that would not reasonably be expected to result in a liability to the Company under the Environmental Laws. As used herein: (1) “Environmental Laws” means any and all current or future federal, state, local and foreign statutes, laws, including common law, regulations or ordinances, rules, judgments, orders, decrees, permits licenses or restrictions imposed by a Governmental Authority relating to pollution or protection of the environment and protection of human health (to the extent relating to exposure to Hazardous Materials), including those relating to the generation, use, handling, storage, transportation, treatment or Release or threat of Release of Hazardous Materials; (2)“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, toxic mold, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated as “hazardous” or “toxic,” or as a “pollutant” or a “contaminant,” pursuant to any Environmental Law; (3) “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material) into the environment or into, from or through any building or structure; and (4) “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(cc)         Compliance with ERISA. Except (i) as described in Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, (A) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as (1) any organization which is a member of a controlled group of corporations or considered under common control and treated as one employer with the Company within the meaning of Section 414(b),(c),(m) or (o) of the Code or (2) any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA)) would have any actual or contingent liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (B) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (C) for each Plan (excluding “multiemployer plans” within the meaning of Section 4001(a)(3) of ERISA) that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA (each, a “Pension Plan”), no such Pension Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 or Section 430 of the Code) applicable to such Pension Plan; (D) no Pension Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status,” “critical status” or “critical and declining status” (within the meaning of Section 305 of ERISA); (E) the fair market value of the assets of each Pension Plan exceeds the present value of all benefits accrued under such Pension Plan (determined based on those assumptions used to fund such Pension Plan); (F) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder), other than events for which the 30-day notice period has been waived, has occurred or is reasonably expected to occur; (G) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (H) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA).

(dd)         Disclosure Controls. The Company and its subsidiaries taken as a whole maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act applicable to the Company and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(ee)         Accounting Controls. The Company and its subsidiaries taken as a whole maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries taken as a whole maintain internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses or significant deficiencies in the Company’s internal controls over financial reporting that have been identified by the Company or its auditors (it being understood that this subsection (ee) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law). The Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting known to the Company which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ff)           Insurance. Except (i) as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses as is customary in their respective industry, which insurance is in amounts and insures against such losses and risks as are customarily deemed adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (A) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (B) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business as described in Registration Statement, the Pricing Disclosure Package and the Prospectus.

(gg)         Cybersecurity; Data Protection. Except (i) as described in Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (A) the Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are, to the knowledge of the Company, free and clear of all bugs, errors, defects, Trojan horses, malware and other corruptants; (B) the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain and protect the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses; (C) to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized use or disclosure of or access to the same, except for those that have been remedied without the duty to notify any other person or governmental or regulatory authority, and there are no incidents under internal review, or, to the knowledge of the Company, investigations by governmental or regulatory authorities or other third parties relating to the same; and (D) the Company and its subsidiaries are in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court, arbitrator or governmental or regulatory authority, applicable policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(hh)         Compliance with Health Care Laws. Except (i) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (ii) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each of the Company and its subsidiaries is and for the last three years has been in compliance with all applicable Health Care Laws. For purposes of this Agreement, “Health Care Laws” means all currently applicable state and federal health care laws, including: (i) all federal and state health care related fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the federal False Claims Act (31 U.S.C. §§ 3729 et seq.), the civil monetary penalties laws (42 U.S.C. § 1320a-7a), the exclusion laws (42 U.S.C. § 1320a-7), the criminal health care fraud statutes set forth at 18 U.S.C. §§ 286, 287, 1035, 1347 and 1349, the Medicare statute (Title XVIII of the Social Security Act), the Medicaid statute (Title XIX of the Social Security Act), the Children’s Health Insurance Program (CHIP) statute (Title XXI of the Social Security Act), and all other laws related to any government funded or sponsored healthcare programs; (ii) the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C.§§ 17921 et seq.); and (iii) any comparable state counterpart, as amended, and the regulations promulgated thereunder. Additionally, none of the Company, its subsidiaries or their respective officers or directors or, to the knowledge of the Company, their respective contractors or agents or their employees, is or has been excluded, suspended or debarred from participation in any U.S. federal health care program or, to the knowledge of the Company and its subsidiaries, is subject to any Action that would reasonably be expected to result in debarment, suspension or exclusion. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received written notice from any governmental entity, court or arbitrator alleging or asserting non-compliance with applicable Health Care Laws. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has been subject to any unsealed qui tam complaint alleging that any operation or activity of the Company or any of its subsidiaries is in violation of any applicable Health Care Laws. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries is a party to or has any reporting or disclosure obligations under any corporate integrity agreements, non- or deferred-prosecution agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any governmental entity.

(ii)           No Unlawful Payments. None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, authorized agent or controlled affiliate acting on behalf of the Company or any of its subsidiaries has: (i) used any company funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the U.K. Bribery Act 2010, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, appropriate controls reasonably designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or the U.K. Bribery Act 2010, each as may be amended, or any other applicable anti-bribery or anti-corruption laws.

(jj)           Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk)         No Conflicts with Sanctions Laws. None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, authorized agent or controlled affiliate acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized, incorporated or resident in a country or territory that is the subject or the target of country-wide or territory-wide Sanctions, including, without limitation, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria, until such time such country or territory is no longer the subject or the target of Sanctions (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any prohibited activities of or prohibited business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not engaged in, are not now engaged in and will not engage in any dealings or transactions (A) with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or (B) with any Sanctioned Country.

(ll)           No Restrictions on Subsidiaries. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm)        No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(nn)         No Registration Rights. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(oo)         No Stabilization. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(pp)         Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq)         Industry, Statistical, and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the industry, statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(rr)           Sarbanes-Oxley Act. The Company and its directors and officers, in their capacities as such, have taken all necessary action such that, upon the effectiveness of the Registration Statement, they will be in compliance with all provisions of the Sarbanes-Oxley Act with which the Company is required to comply as of such time, and is taking reasonable steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act which will become applicable to the Company subsequent to such time.

(ss)          Status Under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(tt)           No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) under the Exchange Act.

(uu)         Market Stand-Off. The holders of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (such shares of Common Stock and other such securities, collectively, the “Standoff Securities”) that are a party to the Stockholders Agreement, dated as of [  ], 2023, are subject to restrictions on transfer with respect to such holder’s Standoff Securities during the Restricted Period (as defined below) (“Market Standoff Provisions”) that are enforceable by the Company. Each such Market Standoff Provision is in full force and effect as of the date hereof and shall remain in full force and effect during the Restricted Period except as set forth in Section 4(p) hereof; this provision shall not prevent the Company from lifting previously imposed stop transfer instructions or effecting a release, waiver or amendment of such Market Stand-Off Provisions to permit a transfer of Standoff Securities that would be permissible with respect to such holders under the terms of a lock-up agreement substantially in the form attached as Exhibit D hereto.

4.             Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)           Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b)           Delivery of Copies. The Company will, if requested, deliver, without charge, to each Underwriter (i) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (ii) during the Prospectus Delivery Period (as defined below), an electronic copy of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus). As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c)            Amendments or Supplements; Issuer Free Writing Prospectuses. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably and timely object by written notice (which may be by electronic mail) to the Company.

(d)           Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing (which may be by electronic mail): (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information, including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or, to the Company’s knowledge, the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e)           Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)            Blue Sky Compliance. If required by applicable law, the Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)           Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have furnished such statement to its security holders and the Representatives to the extent such statement is filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor thereto (“EDGAR”).

(h)           Clear Market. For a period of 180 days after the date of the Prospectus (the “Restricted Period”), the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (A) the Shares to be sold hereunder, (B) any grants of options or other equity awards or issuances of shares of Stock of the Company upon the exercise of options or other equity awards, in each case, granted under Company Stock Plans that are disclosed in the Registration Statement, the Pricing Disclosure Package and Prospectus, (C) any filing by the Company of a Registration Statement on Form S-8 relating to a Company Stock Plan, inducement award or employee stock purchase plan that is disclosed in the Registration Statement, the Pricing Disclosure Package and Prospectus or any assumed employee benefit plan contemplated by clause (E), (D) any shares of Common Stock issued upon the exercise, conversion or exchange of securities of the Company outstanding as of the date of this Agreement and disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (E) up to 5.0% of the total number of outstanding shares of Common Stock immediately following the issuance of the Shares, issued by the Company in connection with mergers, acquisitions or commercial or strategic transactions (including, without limitation, entry into joint ventures, marketing or distribution agreements or collaboration agreements or acquisitions of technology, assets or intellectual property licenses), and (F) confidential submission with the Commission or FINRA of any registration statement under the Securities Act; provided that in the case of clauses (B) through (D), the Company shall cause each recipient that is a member of the Company’s board of directors, executive officer of the Company or a beneficial holder of 5.0% or more of the fully diluted capital stock of the Company to execute a lockup agreement for the Restricted Period in the form of Exhibit A hereto if not already a party thereto; provided, further, that in the case of clause (E), the Company shall cause each recipient to execute a lockup agreement for the Restricted Period in the form of Exhibit A hereto.

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 6(k) hereof for an executive officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i)            Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds.”

(j)            No Stabilization. Neither the Company nor its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(k)           Exchange Listing. The Company will use its reasonable best efforts to list for quotation the Shares on the Nasdaq Global Select Market (the “Nasdaq Market”).

(l)            Reports. For a period of two years from the date of this Agreement, so long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on EDGAR.

(m)          Record Retention. For a period of two years from the date of this Agreement, the Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)           Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o)           Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the Restricted Period.

(p)           Market Stand-Off. During the Restricted Period, the Company agrees to (i) enforce the Market Standoff Provisions, including, without limitation, through the issuance of stop transfer instructions to the Company’s transfer agent and equity plan administrator with respect to any transaction that would constitute a breach of, or default under, such Market Standoff Provisions and (ii) not release, amend or waive any Market Standoff Provisions without the prior written consent of the Representatives; provided that this provision shall not prevent the Company from lifting previously imposed stop transfer instructions or effecting a release, waiver or amendment of such Market Stand-Off Provisions to permit a transfer of Standoff Securities that would be permissible under the terms of a lock-up agreement substantially in the form attached as Exhibit D hereto

5.             Certain Agreements of the Underwriters. Each Underwriter hereby severally represents and agrees that:

(a)           It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show approved in advance in writing (which may be by electronic mail) by the Company) or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing.

(b)           It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided, further, that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)           It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.             Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)           Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)           Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)           No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d)           Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, who has specific knowledge of the Company’s and its subsidiaries’ financial matters and is reasonably satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officer, the representations set forth in Sections 3(b), 3(c) and 3(f) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above.

(e)           Comfort Letters[; CFO Certificates]. [(i)] On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, KPMG LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be. [(ii) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.]1

(f)            Opinion and 10b-5 Statement of Counsel for the Company. Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, its written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex D hereto.

(g)           Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of Latham & Watkins LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

1 [NTD: TBD.]

(h)           No Legal Impediment to Issuance and Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(i)             Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, reasonably satisfactory evidence of the good standing (or jurisdictional equivalent) of the Company and its significant subsidiaries organized in the United States, in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(j)            Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Nasdaq Market, subject to official notice of issuance.

(k)            Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(l)             Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.             Indemnification and Contribution.

(a)           Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable and documented legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, promptly after such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication prepared or authorized by the Company, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (b) below.

(b)           Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting” and the information contained in the fifteenth and sixteenth paragraph under the caption “Underwriting.”

(c)           Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 7, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate therein, and to the extent it wishes, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7, that the Indemnifying Person may designate in such proceeding and shall pay the reasonable and documented fees and expenses in such proceeding and shall promptly pay the reasonable and documented fees and expenses of such counsel related to such proceeding and, after notice from the Indemnifying Person to such Indemnified Person of its election to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person under paragraphs (a) or (b) above, as the case may be, for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such Indemnified Person in connection with the defense thereof, other than reasonable costs of investigation (other than as provided in the following sentence); provided that, for the avoidance of doubt, the failure to notify the Indemnified Person shall not relieve the Indemnifying Person from any liability that it may have to an Indemnified Person. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable and documented fees and expenses of more than one separate firm (in addition to any local counsel that is required to defend against any such proceeding) for all Indemnified Persons, and that all such reasonable and documented fees and expenses shall be paid or reimbursed promptly. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld, delayed or conditioned), but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)           Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (d) and (e) are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.             Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9.             Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by written notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date: (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

10.           Defaulting Underwriter.

(a)           If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)           If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)           Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11.           Payment of Expenses.

(a)           Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limitation: (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including reasonable and documented related fees and expenses of counsel for the Underwriters); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; provided, however, that the amounts payable by the Company for the fees and disbursements of counsel to the Underwriters pursuant to this subsection (vii) and for the fees and expenses pursuant to subsection (iv) shall not exceed $35,000 in the aggregate; (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors, including, without limitation, any travel expense of the Company’s officers and employees and any other expense of the Company, including 50% of the costs of chartering aircraft transportation in connection with any “road show” (it being understood that the Underwriters will pay the other 50% of the costs of chartering aircraft transportation in connection with any “road show”); and (ix) all expenses and application fees related to the listing of the Shares on the Nasdaq Market. It is further understood, however, that except as provided in this Section 11 and Section 7 hereof, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on the resale of any of the Shares held by them and any advertising expenses connected with any offers they may make and lodging expenses incurred by them in connection with any “road show,” as applicable.

(b)           If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of their counsel), other than those of a defaulting Underwriter in connection with a termination under Section 10 hereof, reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12.           Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates, officers and directors of each Underwriter referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13.           Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 7 hereof.

14.           Certain Defined Terms. For purposes of this Agreement: (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

15.           Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16.           Miscellaneous.

(a)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179; c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282; and c/o Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019. Notices to the Company shall be given to it at Waystar Holding Corp., 888 W. Market Street, Louisville, Kentucky 40202; Attention: General Counsel, with a copy to Simpson Thacher & Bartlett LLP, 2475 Hanover Street, Palo Alto, California 94304, Attention: William B. Brentani and 425 Lexington Avenue, New York, New York 10017, Attention: Hui Lin.

(b)           Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)           Submission to Jurisdiction. Each of the Company and the Underwriters hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Underwriters waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Company and the Underwriters agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and each Underwriter, as applicable, and may be enforced in any court the jurisdiction of which the Company and each Underwriter, as applicable, is subject by a suit upon such judgment.

(d)           Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(e)           Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(e):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(f)            Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

(g)           Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)           Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(i)            General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

WAYSTAR HOLDING CORP.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted: As of the date first written above

J.P. Morgan Securities LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Goldman Sachs & Co. LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Barclays Capital Inc.

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

[Signature Page to Underwriting Agreement]

Schedule 1

Underwriter	Number of Shares
J.P. Morgan Securities LLC	[ • ]
Goldman Sachs & Co. LLC	[ • ]
Barclays Capital Inc.	[ • ]
William Blair & Company, L.L.C.	[ • ]
Evercore Group L.L.C.	[ • ]
BofA Securities, Inc.	[ • ]
RBC Capital Markets, LLC	[ • ]
Deutsche Bank Securities Inc.	[ • ]
Canaccord Genuity LLC	[ • ]
Raymond James & Associates, Inc.	[ • ]
Total	[ • ]

Exhibit D

Form of Lock-Up Agreement

, 2023

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Barclays Capital Inc.

As Representatives of
the several Underwriters listed in
Schedule 1 to the Underwriting
Agreement referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re:         Waystar Holding Corp. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”) of the several Underwriters (as defined below), propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Waystar Holding Corp., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of shares of common stock, $0.01 per share par value (the “Common Stock”), of the Company (the “Securities”).

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect affiliate to, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and securities which may be issued upon exercise of a stock option or warrant) (the “Other Securities” and, collectively with the Common Stock, the “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or this clause (2) is to be settled by delivery of Common Stock or any other Lock-Up Securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities (other than in connection with the exercise of registration rights under the Stockholders Agreement referred to in the Prospectus; provided that such exercise of registration rights does not result in the public filing of a registration statement during the Restricted Period by the Company (and, for the avoidance of doubt, a confidential submission of such registration statement with the Commission shall not constitute a public filing during the Restricted Period)) or publicly disclose the intention to undertake any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging during the Restricted Period in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined), designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition (whether by the undersigned or someone other than the undersigned) or transfer of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may transfer or otherwise dispose of, directly or indirectly, in whole or in part, the undersigned’s Lock-Up Securities:

(1)	as a bona fide gift or gifts, or for bona fide estate planning purposes;

(2)	by will or intestacy;

(3)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust in a transaction not including a disposition for value; provided that any shares of Lock-Up Securities so transferred or disposed of shall remain subject to the terms of this Letter Agreement (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin, or any legal dependent);

(4)	to any immediate family member of the undersigned;

(5)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (1) through (4) above, and in each such case, subject to the same conditions;

(6)	by operation of law, including pursuant to an order of a court (including a final domestic order, divorce settlement, divorce decree or separation agreement or other order) or a regulatory authority;

(7)	to the Company from a current or former employee of the Company upon death, disability or termination of employment of such employee or to the Company pursuant to any contractual arrangement that provides the Company with a right to purchase Lock-Up Securities;

(8)	if the undersigned is not a natural person, (a) to any (i) corporation, partnership, limited liability company, trust or other entity, in each case, that controls, or is controlled by or is under common control with, the undersigned or the immediate family of the undersigned, or is otherwise a direct or indirect affiliate (as defined in Rule 405 promulgated under the U.S. Securities Act of 1933, as amended) of the undersigned, or (ii) investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) or (b) as part of a distribution, transfer or disposition by the undersigned to its stockholders, partners, members or other equity holders;

(9)	that the undersigned acquired in open-market transactions after the date set forth on the cover of the Prospectus;

(10)	to the Company for the purposes of exercising (including for the payment of tax withholdings or remittance payments due as a result of such exercise) on a “net exercise” or “cashless” basis options, warrants or other rights to purchase shares of Common Stock or to cover tax withholding requirements or liabilities in connection with the vesting of restricted stock units or other rights to acquire shares of Common Stock; provided that in all such cases, any such options, warrants, restricted stock units or rights were issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Prospectus; provided, further, that any Lock-Up Securities received as a result of such exercise shall be subject to the terms of this Letter Agreement; provided, further, that if the undersigned is required to file a report under Section 16(a) of the U.S. Exchange Act of 1934, as amended (the “Exchange Act”), reporting a reduction in beneficial ownership of shares of Common Stock during the Restricted Period, the undersigned shall, to the extent permitted, indicate in the footnotes thereto that the filing relates to the circumstances described in this paragraph and no other filing or public announcement shall be made voluntarily during the Restricted Period in connection with such exercise, vesting or transfer;

(11)	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company (or a duly authorized committee thereof) involving a change of control of the Company in which the acquiring party or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of persons becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company following such transaction; provided that all of the undersigned’s Lock-Up Securities subject to this Letter Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Letter Agreement; provided, further, that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Common Stock and Other Securities shall remain subject to the provisions of this Letter Agreement;

(12)	in connection with any reclassification or conversion of the Common Stock; provided that any Common Stock received upon such conversion or reclassification will be subject to the restrictions set forth in this Letter Agreement;

(13)	to the undersigned’s direct or indirect general partner or managing member or to certain officers, partners or members thereof in connection with such general partner’s, managing member’s, officers’, partners or members’ donation to charitable organizations, educational institutions, family foundations or donor advised funds at sponsoring organizations; and

(14)	pursuant to the pledge, hypothecation or other granting of a security interest in Lock-Up Securities to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such securities; provided, that prior to entering into the collateral agreement or similar agreement in connection with the loan, advance or extension of credit, each pledgee shall execute and deliver to each of the Representatives a lock-up agreement in substantially the form of this Lock-Up Agreement to take effect in the event that the pledgee takes possession of the undersigned’s Lock-Up Securities as a result of a foreclosure, margin call or similar disposition; provided further, that the undersigned shall provide each of the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest or foreclosure; provided further, that the aggregate amount of shares of Lock-Up Securities pledged as collateral pursuant to this clause (14) during the Lock-Up Period shall not exceed 10% of the total number of shares of Common Stock beneficially owned by the undersigned, inclusive of any securities convertible into or exercisable or exchangeable for Common Stock on the closing date of the Public Offering;[1]

provided that: (A) in the case of any transfer or distribution pursuant to clause (1), (3), (4), (5), (6), (8), (12) and (13) each donee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement; (B) in the case of any transfer or distribution pursuant to clause (1), (3), (4), (5), and (13), no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act, or other public announcement reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period); (C) in the case of any transfer or distribution pursuant to clause (2), (6) and (12), it shall be a condition to such transfer that any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall indicate in the footnotes thereto the nature and conditions of such transfer; (D) in the case of any transfer or distribution pursuant to clause (8), it shall be a condition to such transfer that any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall indicate in the footnotes thereto that the shares distributed or transferred are subject to a lock-up agreement with the Underwriters; (E) in the case of any transfer or distribution pursuant to clause (9), it shall be a condition to such transfer that any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock shall indicate in the footnotes thereto that the shares distributed or transferred were acquired in open-market transactions after the date set forth on the cover of the Prospectus; (F) in the case of any transfer or distribution pursuant to clause (14), it shall be a condition to such transfer that any required filing under Section 16(a) of the Exchange Act, or other required public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock, shall indicate in the footnotes thereto that the shares distributed or transferred remain subject to a lock-up agreement in substantially the form of this Lock-Up Agreement; and (G) in the case of any transfer or distribution pursuant to clause (1), (2), (3), (4), (5), (12) or (13), it shall be a condition to such transfer that there shall be no disposition for value. If the undersigned is an executive officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Securities the undersigned may purchase in the Public Offering.

1 NTD: To be included only for the Institutional Investors.

Furthermore, notwithstanding the restrictions imposed by this Letter Agreement, the undersigned may exercise an option or other equity award to purchase shares of Common Stock or exercise warrants, provided that in all such cases, any such options or equity awards were issued pursuant to equity awards granted under a stock incentive plan or other equity award plan, which plan is described in the Prospectus; provided, further, that the shares of Common Stock issued upon such exercise shall continue to be subject to the restrictions on transfer set forth in this Letter Agreement; provided, further, that if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Restricted Period, the undersigned shall, to the extent permitted, indicate in the footnotes thereto that the filing relates to the circumstances described in this paragraph and no other filing or public announcement shall be made voluntarily during the Restricted Period in connection with such exercise, vesting or transfer.

If the undersigned is an executive officer or director of the Company, (i) the Representatives on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

[If any executive officer, director or record or beneficial owner of any securities of the Company other than the undersigned that beneficially owns 5% or more of the outstanding shares of Common Stock of the Company as of the date of the Underwriting Agreement is granted an early release from the restrictions described herein during the Restricted Period, then the undersigned shall also be granted an early release from its obligations hereunder with respect to a pro rata portion of the undersigned’s Lock-Up Securities, based on all other similarly restricted securities of the Company and on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement (the “Pro-rata Release”); provided, however, that no Pro-rata Release of the undersigned’s shares will occur unless the Representatives have waived such restrictions with respect to Lock-Up Securities valued at $1,000,000 or more in the aggregate (based on the closing or last reported sale price of the Common Stock on the date such waiver becomes effective) (a “Non-Pro-rata Release”). The Pro-rata Release shall not be applied in the case of (A) an early release of any executive officer, director or other individual from the restrictions described herein due to circumstances of an emergency or hardship, as determined by the Representatives in their sole judgment, with respect to Lock-Up Securities valued at $1,000,000 or less in the aggregate (based on the closing or last reported sale price of the Common Stock on the date such release becomes effective) (the “Hardship Release”), (B) a release effective solely to permit a transfer not involving a disposition for value if the transferee agrees in writing to be bound by the same terms described in this Letter Agreement or (C) an early release from the restrictions described herein during the Restricted Period in connection with an underwritten public offering, whether or not such offering or sale is wholly or partially a secondary offering of Common Stock (an “Underwritten Sale”); provided that the undersigned, to the extent the undersigned has a contractual right to demand or require the registration of the undersigned’s Lock-Up Securities or otherwise “piggyback” on a registration statement filed by the Company for the offer and sale of its Common Stock, is offered the opportunity to participate on a pro rata basis with the Institutional Investors (as defined in the Prospectus) and otherwise consistent with such contractual rights in such Underwritten Sale and, if the undersigned chooses to participate, is actually able to participate without being disproportionately cut back. Notwithstanding the foregoing, with respect to any single officer, director or record or beneficial owner of any securities of the Company, in no event shall the amount of such holder’s Lock-Up Securities released pursuant to the Non-Pro-rata Release and the Hardship Release on a combined basis exceed $1,000,000 in the aggregate (based on the closing or last reported sale price of the Common Stock on the date such waiver or release becomes effective). The Representatives shall use commercially reasonable efforts to provide notice to the Company within two business days upon the occurrence of a release of a stockholder of its obligations under any lock-up agreement executed in connection with the Public Offering that gives rise to a corresponding release of the undersigned from its obligations hereunder pursuant to the terms of this paragraph; provided that the failure to give such notice shall not give rise to any claim or liability against the Underwriters. For purposes of determining record or beneficial ownership of a stockholder, all shares of Lock-Up Securities held by investment funds affiliated with such stockholder shall be aggregated.]

Nothing in this Letter Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) meeting the requirements of Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (A) such Plan does not provide for the sale of Lock-Up Securities during the Restricted Period and (B) to the extent a public announcement, report or filing under the Exchange Act, if any, is required by or on behalf of the undersigned or the Company regarding the establishment of such Plan, such announcement, report or filing shall include a statement to the effect that no transfer, sale or other disposition of Common Stock of the Company may be made under such Plan during the Restricted Period.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Letter Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Letter Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice and have not solicited any action from the undersigned with respect to the Public Offering, and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Letter Agreement or sell any shares of Common Stock at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned understands that, if (i) the Underwriting Agreement does not become effective by [ • ], 20[ • ]2, (ii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (iii) prior to execution of the Underwriting Agreement, either the Company, on the one hand, or the Representatives, on the other hand, notifies the other in writing that it does not, or the Underwriters do not, as applicable, intend to proceed with the Public Offering or (iv) prior to execution of the Underwriting Agreement, the registration statement filed with the Commission in connection with the Public Offering is withdrawn, the undersigned shall be automatically released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

2 [NTD: sunset to be 30 days after expected pricing date.]